         CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER              EXHIBIT 31.1

            PURSUANT TO SECTION 302 OF THE SARBANES OXLEY ACT OF 2002

I, George Q Horowitz, certify that:

     1.   I have  reviewed  this  quarterly  report  on Form  10-Q  of  Everlast
          Worldwide Inc.;

     2.   Based on my  knowledge,  this  report  does  not  contain  any  untrue statement  of a  material  fact  or  omit to  state  a  material  fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this quarterly report;

     3.   Based on my knowledge,  the financial statements,  and other financial information  included in this report,  fairly  present in all material respects the financial condition, results of operations and cash flows of the  registrant  as of,  and for,  the  periods  presented  in this report;

     4.   The registrant's  other  certifying  officer and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e))  for the
          registrant  and we have:
          a)  designed such disclosure  controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under  our supervision,  to ensure that material  information relating to the registrant, including its consolidated subsidiaries, is made known to us by others  within those  entities,  particularly  during the period in which this report is being prepared;
          b)  evaluated  the   effectiveness  of  the  registrant's   disclosure
              controls  and   procedures   and  presented  in  this  report  our
              conclusions about the effectiveness of the disclosure controls and procedures,  as of the end of the period  covered  by this  report based on such evaluation; and
          c)  disclosed  in this report any change in the  registrants  internal
              control  over  financial   reporting  that  occurred   during  the
              registrant's  most  recent  fiscal  quarter  that  has  materially affected,  or is  reasonably  likely  to  materially  affect,  the registrant's internal control over financial reporting; and

     5.   The registrant's other certifying officer and I have disclosed,  based on our most recent  evaluation,  to the registrant's  auditors and the audit  committee  of  registrant's  board  of  directors  (or  persons performing the equivalent function):
          a)  all significant deficiencies and material weaknesses in the design or operation of internal  controls over financial  reporting which
              could  adversely  affect  the  registrant's   ability  to  record,
              process, summarize and report financial data and information; and
          b)  any fraud,  whether or not material,  that involves  management or other  employees who have a significant  role in the  registrant's internal controls over financial reporting.

          Date: August 10, 2005               /s/ George Q Horowitz
                                                  ---------------------
                                                  George Q Horowitz
                                                  Chief Executive Officer